Exhibit 99.1

December 31, 2014

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on December 31, 2014, to be filed by our client, Moplas.com, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ EFP Rotenberg, LLP
EFP Rotenberg, LLP

Rochester, New York